THE EQUITABLE
                             COMPANIES INCORPORATED
                            1997 STOCK INCENTIVE PLAN

                                   SECTION 1.
                                     PURPOSE

     1.1 The purpose of THE EQUITABLE COMPANIES INCORPORATED 1997 STOCK INCENTIVE PLAN (the 'Plan') is to foster and promote the long-term financial success of the Company and materially increase shareholder value by

     (a)  motivating  superior  performance  by  means  of   performance-related
incentives,

     (b) encouraging and providing for the acquisition of an ownership interest in the Company by Employees and

     (c) enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

                                   SECTION 2.
                                   DEFINITIONS

     2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

     (a) 'Act' means the Securities Exchange Act of 1934, as amended.

     (b) 'Affiliate' means (i) any corporation, partnership or other legal entity in which the Company or The Equitable, as the case may be, owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership or other legal entity, and (ii) AXA and each corporation, partnership or other legal entity in which AXA owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation or of the capital interest or profits interest of such partnership or other legal entity.

     (c) 'Award' means any Option, share of Stock, or award of Restricted Stock or any combination thereof, including Awards combining two or more types of Awards in a single grant.

     (d) 'AXA' means  AXA-UAP,  a French  holding  company for an  international
group  of  insurance  and  related  financial   companies,   together  with  its
subsidiaries and controlled affiliates.

     (e) 'Board' means the Board of Directors of the Company.

     (f) 'Cause' means (i) the willful failure by the Participant (other than due to physical or mental illness) to perform substantially his duties as an employee of the Company, The Equitable or any Affiliate after reasonable notice to the Participant of such failure, (ii) the Participant's engaging in serious misconduct that is injurious to the D-1 Company, The Equitable or any Affiliate,
(iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony or (iv) the breach by the Participant of any written covenant or agreement with the Company, The Equitable or any Affiliate not to disclose any information pertaining to the Company, The Equitable or any Affiliate or not to compete or interfere with the Company, The Equitable or any Affiliate.

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     (g)  'Change  in  Control'  means the  occurrence  of any of the  following events:

     (i) the members of the Board at the beginning of any consecutive twenty-four calendar month period (the 'Incumbent Directors') cease for any reason other than due to death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such twenty-four calendar month period other than as a result of a proxy contest, or any agreement arising out of an actual or threatened proxy contest, shall be treated as an Incumbent Director; or

     (ii) any 'person,' including a 'group' (as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the Company, The Equitable, any Affiliate, AXA or any employee benefit plan of the Company, The Equitable, any Affiliate) is or becomes the 'beneficial owner' (as defined in Rule 13(d)(3) under the Act), directly or indirectly, of securities of the Company representing the greater of (A) the percentage of the combined voting power of the Company's securities owned at such time by AXA immediately following such acquisition by such person or (B) 30% or more of the combined voting power of the Company's then outstanding securities; or

     (iii) the stockholders of the Company shall approve a definitive  agreement
(1) for the merger or other business combination of the Company with or into another corporation other than AXA, a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the stockholders of the Company immediately prior to the effective date of such merger own a percentage of the voting power in such corporation that is less than one-half of the percentage of the voting power they owned in the Company immediately prior to such transaction or (2) for the sale or other disposition of all or substantially all of the assets of the Company to any other entity; or

     (iv) the purchase of Stock pursuant to any tender or exchange offer made by any 'person,' including a 'group' (as such terms are used in Sections 13(d) and 14(d)(2) of the Act), other than the Company, The Equitable, any Affiliate, or an employee benefit plan of the Company, The Equitable or any of its Affiliates, for 20% or more of the Stock of the Company.

     Notwithstanding the foregoing, a 'Change in Control' shall not be deemed to
occur  in  the  event  the  Company  files  for   bankruptcy,   liquidation   or
reorganization  under the United States  Bankruptcy Code.

     (h) 'Change in Control Price' means the highest price per share of Stock offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the D-2 composition of the Board, the highest
Fair Market Value of the Stock on any of the 30 trading days immediately preceding the date on which a Change in Control occurs.

     (i)  'Code'  means the  Internal  Revenue  Code of 1986,  as  amended.

     (j) 'Committee' means the Stock Option Committee of the Board, which shall consist of two or more members, each of whom shall be a 'Non-Employee Director' within the meaning of Rule 16b-3, as promulgated under the Act.

     (k) 'Company' means THE EQUITABLE COMPANIES INCORPORATED, a Delaware corporation, and any successor thereto.

     (l) 'Dividend Equivalents' shall have the meaning set forth in Section 6.4.

     (m) 'Employee' means any employee of the Company, The Equitable or any Affiliate.

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     (n) 'Executive Officer' means those persons who are officers of the Company within the meaning of Rule 16a-1(f) of the Act.

     (o) 'Fair Market Value' means, on any date, the closing price of the Stock as reported by the consolidated tape of the New York Stock Exchange (or on such other recognized quotation system on which the trading prices of the Stock are quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on such tape (or such other system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.

     (p) 'Option' means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an 'Incentive Stock Option' (ISO) within the meaning of Section 422 of the Code or (ii) a 'Nonstatutory Stock Option' (NSO). Unless the Committee shall otherwise specify at the time of grant, any Option granted hereunder shall be a Nonstatutory Stock Option.

     (q) 'Participant' means any Employee designated by the Committee to receive an Award under the Plan.

     (r) 'Performance Criteria' mean the performance objectives established by the Committee with respect to the vesting of any Restricted Stock or the grant of any Restricted Stock pursuant to a program for Executive Officers as described in Section 6.1, which objectives shall relate to at least one of the following criteria, which may be determined solely by reference to the performance of the Company, The Equitable or any Affiliate or based on comparative performance relative to other companies: (i) total return to shareholders, (ii) return on equity, (iii) earnings, whether before or after taxes, (iv) stock price appreciation, (v) return on capital or (vi) increases in surplus.

     (s) 'Period of Restriction' means the period during which a Restricted Stock award is subject to forfeiture.

     (t) 'Predecessor Plan' means the Company's 1991 Stock Incentive Plan.

     (u) 'Restricted Stock' means an award of Stock or a contractual right to receive Stock made pursuant to Section 6 that is forfeitable by the Participant until the completion of a specified period of future service, the achievement of pre-established performance objectives or until otherwise determined by the Committee or in accordance with the terms of the Plan.

     (v) 'Retirement' means termination of a Participant's employment on or after the normal retirement date or, with the Committee's approval, on or after any early retirement date established under any retirement plan maintained by the Company, The Equitable or any Affiliate in which the Participant participates.

     (w) 'Stock' means the common stock of the Company, par value $0.01 per share.

     (x) 'The Equitable' means The Equitable Life Assurance Society of the United States.

     2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

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                                   SECTION 3.
                             POWERS OF THE COMMITTEE

     3.1 Power to Grant. The Committee shall determine the Participants to whom Awards shall be granted, the type or types of Awards to be granted and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

     3.2 Administration. The Committee shall be responsible for the administration of the Plan, including, without limitation, determining which Employees receive Awards, what kind of Awards are made under the Plan and for what number of shares, and the other terms and conditions of each such Award. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it may deem necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon the Company, all Participants and any person claiming under or through any Participant.

                                   SECTION 4.
                              STOCK SUBJECT TO PLAN

     4.1 Number. Subject to the provisions of Section 5.3, the number of shares of Stock subject to Awards under the Plan may not exceed five percent (5%) of the number of shares of Stock outstanding on the date this Plan is approved by the Board, plus any shares which remain available for awards under the Predecessor Plan or which, after the effective date of the Plan, become available for Awards under this Plan in accordance with Section 4.2 below. Without limiting the generality of the foregoing, whenever shares are received by the Company in connection with the exercise of or payment for any Award granted under the Plan or any Option granted under the Predecessor Plan only the net number of shares actually issued shall be counted against the foregoing limit. Notwithstanding the foregoing, but subject to the provisions of Section 4.3, in no event shall the number of shares of Stock issued under the Plan with respect to awards of Restricted Stock exceed twenty percent (20%) of the total number of shares of Stock authorized for issuance hereunder. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock not reserved for any other purpose.

     4.2 Canceled, Terminated, or Forfeited Awards. Any shares of Stock subject to any Award granted hereunder or any option granted under the Predecessor Plan which for any reason is canceled, terminated or otherwise settled without the issuance of any Stock after the effective date of this Plan shall be available for further Awards under the Plan.

     4.3 Adjustment in Capitalization. In the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary cash dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change or other similar event that affects the Stock such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Committee shall, in such manner as the Committee shall deem equitable, adjust any or all of (i) the number and kind of shares which thereafter may be awarded or optioned and sold under the Plan (including, without limitation, adjusting the limits on the number and types of certain Awards that may be made under the Plan), (ii) the number and kinds of shares subject to outstanding Options and other Awards and
(iii) the grant, exercise or conversion price with respect to any of the foregoing. Additionally, the Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Option or other Award. However, the number of shares subject to any Option or other Award shall always be a whole number.

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                                   SECTION 5.
                                  STOCK OPTIONS

     5.1 Grant of Options. Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonstatutory Stock Options, provided that no Incentive Stock Option shall be granted to any Employee who is not eligible to receive such an Option under Section 422 of the Code and the regulations thereunder. The Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant; provided that, in no event, shall the Committee grant any Participant Options in any single calendar year for more than 500,000 shares of Stock, as such number may be adjusted pursuant to Section 4.3. Without limiting the foregoing, the Committee may grant Options containing provisions for the issuance to the Participant, upon exercise of such Option and payment of the exercise price therefor with previously owned shares of Stock, of an additional Option for the number of shares so delivered. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.

     5.2 Option Price. Nonstatutory Stock Options and Incentive Stock Options granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value of a share of Stock on the date the Option is granted.

     5.3 Exercise of Options. Options awarded under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions including the performance of a minimum period of service or the satisfaction of performance goals, as the Committee may impose, either at or after the time of grant of such Options; provided that no Option shall be exercisable for more than 10 years after the date on which it is granted.

     5.4 Payment. The Committee shall establish procedures governing the exercise of Options. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the option price therefor. Without limiting the generality of the foregoing, payment of the option price may be made (i) in cash or its equivalent, (ii) by exchanging shares of Stock owned by the optionee
(which are not the subject of any pledge or other security interest), (iii) through an arrangement with a broker approved by the Company whereby payment of the exercise price is accomplished with the proceeds of the sale of Stock or
(iv) by any combination of the foregoing, provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such option price.

     5.5 Termination of Employment Due to Retirement. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of Retirement, the Participant shall be treated as though he continued in the employ of the Company for purposes of determining the extent to which the Participant may exercise any portion of such Options which is not exercisable at the date of such Retirement. Any Options granted to such Participant which are exercisable at the date of his Retirement or that thereafter become exercisable by reason of the operation of the immediately preceding sentence may be exercised at any time prior to the earlier of the expiration of the term of the Options or within five (5) years (or such shorter period as the Committee shall determine at the time of grant) following the Participant's termination of employment. Notwithstanding the foregoing, in the event that a Participant who terminates employment by reason of Retirement shall
(i) induce any Participant to leave the employ of the Company, The Equitable or any of their Affiliates, (ii) solicit the employment of any Participant on his own behalf or on behalf of any other business enterprise; (iii) use for his personal benefit, or disclose, communicate or divulge to, or use for any person other than the Company, The Equitable or any of their Affiliates, any confidential information that had been made known to Participant or learned or acquired by Participant while in the employ of Company, The Equitable or their Affiliates, unless such information has become public other than by the Participant's actions or such disclosure is compelled under a subpoena from a court or administrative body having jurisdiction in the matter; or (iv) otherwise act in a manner that is substantially detrimental to the business or reputation of the Company, The Equitable or any of the Affiliates, all Options granted to such Participant which are then still outstanding shall be immediately forfeited (whether or not then otherwise exercisable) and the Company shall not be obligated to honor any purported exercise of any such Option that has not been effected, regardless of whether payment has been tendered prior to the occurrence of any such act or the time at which the Company has knowledge thereof.

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     5.6 Termination of Employment Due to Death. Unless otherwise  determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of death, all Options then held by such Participant (whether or not then otherwise exercisable) shall be exercisable in full and the Participant's designated beneficiary (or D-6 if none is named, the person identified in accordance with Section 10.2), may exercise all such Options at any time prior to the earlier of the expiration date of the term of the Options or the fifth anniversary (or for such a shorter period as the Committee shall determine at the time of grant) of the Participant's death.

     5.7 Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee at or after the time of grant, in the event the employment of the Participant shall terminate for any reason other than one described in Section 5.5 or 5.6, any Options granted to such Participant which are exercisable at the date of the Participant's termination of employment shall be exercisable at any time prior to the earlier of the expiration of the term of the Options or the thirtieth day following the Participant's termination of employment; provided that, if a Participant's employment is terminated for Cause, all Options granted to such Participant which are then outstanding shall be immediately forfeited (whether or not then exercisable).

     5.8 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code.

     5.9 Buyout. The Committee may at any time offer to buy out an Option previously granted for a payment in cash, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

                                   SECTION 6.
                                RESTRICTED STOCK

     6.1 Grant of Restricted Stock. The Committee may grant Restricted Stock to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan as it shall determine; provided that in no event shall any Participant be awarded Restricted Stock in any single calendar year that either vests upon the attainment of performance objectives or is granted upon the attainment of performance objectives and that relates to more than 100,000 shares of Stock (determined without regard to Section 6.4). The Committee may establish a program pursuant to which one or more Executive Officers shall be granted Restricted Stock based on the completion of a period of future services, so long as the grant is based solely upon the attainment, in whole or in part, of such Performance Criteria as the Committee shall specify. The Committee shall require that the stock certificates evidencing any Restricted Stock be held in the custody of the Secretary of the Company until the Period of Restriction lapses, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award. Each grant of Restricted Stock shall be evidenced by a written agreement setting forth the terms of such Award.

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     6.2 Restrictions on Transferability. Except as provided in Section 10.1, no
Restricted Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the lapse of the Period of Restriction.

     6.3 Rights as a Shareholder. Unless otherwise determined by the Committee at the time of grant, Participants holding shares of stock related to any Restricted Stock granted hereunder may exercise full voting rights and other rights as a shareholder with respect to those shares during the Period of Restriction. Participants awarded Restricted D-7 Stock that does not require the current issuance of Stock shall have no rights as a shareholder unless and until Stock is actually issued in connection therewith.

     6.4 Dividends and Other Distributions. Unless otherwise determined by the Committee at the time of grant, Participants holding outstanding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the Restricted Stock with respect to which they were paid. The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, a recipient of a Restricted Stock that does not involve the current issuance of Stock, an amount equal to any dividends paid by the Company during the Period of Restriction with respect to the corresponding number of shares of Stock ('Dividend Equivalents'). To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents with respect to cash dividends on the Stock credited to a Participant's account shall be deemed to have been invested in shares of Stock on the record date established for the related dividend and, accordingly, the number of shares of Stock corresponding to the Restricted Stock shall be deemed increased by the greatest whole number which may be obtained by dividing (x) the value of such Dividend Equivalents on the record date by (y) the Fair Market Value of a share of Stock on such date. Any additional shares credited in respect of Dividend Equivalents shall become vested and nonforfeitable, if at all, on the same terms and conditions as are applicable in respect of the Restricted Stock with respect to which such Dividend Equivalents were payable.

     6.5 Termination of Employment Due to Retirement or Death. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of Retirement or death, a pro rata portion of any shares related to a Restricted Stock held by such Participant shall become non-forfeitable, based upon that portion of the Period of Restriction which expired prior to the Participant's Retirement or death and, where vesting of such an Award is otherwise contingent on the achievement of performance objectives, the extent to which such performance objectives are achieved, provided that, unless the Committee otherwise determines, such pro rata portion of any outstanding shares of Stock related to such Restricted Stock shall not be transferable and payment in respect of such pro rata portion of any Restricted Stock payable in the future shall not be made until the expiration of the Period of Restriction.

     6.6 Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee at or after the time of grant, in the event the employment of the Participant shall terminate for any reason other than one described in Section 6.5, any Restricted Stock awarded to such Participant as to which the Period of Restriction has not lapsed shall be forfeited.

     6.7 Interpretation. Notwithstanding anything else contained in this Section 6 to the contrary, if, at the grant date, any Restricted Stock that is granted or that vests on the basis of the achievement of Performance Criteria is intended to be other performance based compensation within the Section 162(m)(4)(C) of the Code, then to the extent required to so qualify any Award thereunder, the Committee shall not be entitled to exercise any discretion otherwise authorized under the Plan with respect to such Award if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause such award to fail to so qualify as other performance based compensation.

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                                   SECTION 7.
                              STOCK IN LIEU OF CASH

     The Committee may grant shares of Stock in lieu of all or a portion of an award otherwise payable in cash pursuant to any bonus or incentive compensation plan of the Company or any Affiliate. If shares are issued in lieu of cash, the number of shares of Stock to be issued shall be the greatest number of whole shares which has an aggregate Fair Market Value on the date the cash would otherwise have been payable pursuant to the terms of such other plan which does not exceed the amount of such cash, which can be issued on a current or a deferred  basis.  The  Committee  may impose  such terms and  conditions  on the issuance of such shares of Stock as it deems necessary or appropriate, including, without limitation, the requirement that such shares not be transferred for a fixed period or until the occurrence of a stated event, the condition that such shares will be forfeited if the recipient fails to satisfy a minimum period of post issuance service or if certain performance conditions fail to be achieved, or the requirement that some of all of such shares be issued on a deferred basis. Notwithstanding anything else in the Plan to the contrary, any shares of Stock issued under this Section 7 in lieu of any cash payment shall not be counted as a Restricted Stock award for purposes of the limitations contained in Section 6.1 hereof; provided that any Award made in combination with an issuance of shares of Stock hereunder that relates to an amount in excess of the amount of cash otherwise payable shall be counted as against any limit which is otherwise applicable to such additional Award.

                                   SECTION 8.
                                CHANGE IN CONTROL

     8.1 Accelerated  Vesting and Payment.  Subject to the provisions of Section
8.2 below, in the event of a Change in Control, each Option shall, at the discretion of the Committee, either be canceled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the exercise price for such Option, or be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and all Restricted Stock shall become nonforfeitable and be immediately transferable or payable, as the case may be.

     8.2 Alternative Awards. Notwithstanding Section 8.1, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an 'Alternative Award'), by a Participant's employer (or the parent or an Affiliate of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

     (i) be based on stock which is traded on an established securities market, or which will be so traded within 60 days of the Change in Control;

     (ii) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

     (iii)  have   substantially   equivalent   economic  value  to  such  Award
(determined  at the  time  of the  Change  in  Control);

     (iv) have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be. For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's base salary or a Participant's incentive compensation opportunity or a material reduction in the Participant's responsibilities, in either case without the Participant's written consent.

                                   SECTION 9.
                          AMENDMENT, MODIFICATION, AND
                              TERMINATION OF PLAN

     The Board at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan, except that no amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

                                   SECTION 10.
                            MISCELLANEOUS PROVISIONS

     10.1 Nontransferability Awards. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant's immediate family or to a trust or similar vehicle for the benefit of such immediate family members (collectively, the 'Permitted Transferees'), no Award shall be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or, if applicable, the Permitted Transferees. The rights of a Permitted Transferee shall be limited to the rights conveyed to such Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company.

     10.2 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by his estate.

     10.3 No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company, The Equitable or any Affiliate to terminate any Participant's employment at any time, nor to confer upon any Participant any right to continue in the employ of the Company, The Equitable or any Affiliate. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

     10.4 Tax Withholding. The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of any Award satisfied in the form of Stock, no shares shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Stock (including Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

     10.5 Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable Federal and State laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Stock or other required action under any Federal or State law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Stock in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligation or liability to the Participant with respect to any Award (or Stock issuable thereunder) that shall lapse because of such postponement.

     10.6 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

     10.7 Legend. To the extent any stock certificate is issued to a Participant in respect of shares of Restricted Stock prior to the expiration of the Period of Restriction, such certificate shall be registered in the name of the Participant and shall bear the following (or similar) legend:

     'The shares of stock represented by this certificate are subject to the terms and conditions contained in The Equitable Companies 1997 Stock Incentive Plan and the Award Agreement, effective January 1, 1997, between the Company and the Participant, and may not be sold, pledged, transferred, assigned, hypothecated or otherwise encumbered in any manner (except as provided in Section 10.1 of the Plan or in such Award Agreement) until ____________.' Upon the lapse of the Period of Restriction with respect to such Restricted Stock, the Company shall issue or have issued in exchange for those certificates previously issued new share certificates without the legend described herein in respect of any shares that have become vested.

     10.8 Effective Date. Subject to the approval of the shareholders of the Company, the Plan shall be effective on January 1, 1997. No awards may be granted under the Plan after January 1, 2007. Upon shareholder approval of the Plan, no further awards may be made under the Predecessor Plan. Subject to shareholder approval of the Plan, if the Committee so determines and the holder thereof shall consent to any amendment to any outstanding Option that has an adverse effect on such holder's rights thereunder, the provisions of the Plan relating to Options shall apply to, and govern, existing Option grants under the Predecessor Plan and such Options shall be amended to provide such holder with such additional benefits.

     10.9 No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

     10.10 Deferrals. The Committee may postpone the exercising of Awards, the issuance or delivery of Stock under any Award or any action permitted under the Plan to prevent the Company, The Equitable or any Affiliate from being denied a Federal income tax deduction with respect to any Award other than an Incentive Stock Option.

     10.11 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

     10.12 No Impact On Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating an Employee's right under any such plan, policy or program.

     10.13 No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (ii) except as provided in Section 9, to limit the right or power of the Company, The Equitable or any Affiliate to take any action which such entity deems to be necessary or appropriate.